Contingent Liabilities	12 Months Ended
Mar. 31, 2020
Contingent Liabilities
Contingent Liabilities
33	CONTINGENT LIABILITIES

1.	Eros has received several show causes notices and assessment order from Service Tax Authorities in India levying amounts to be paid on account of several grounds of non-compliance with the Service Tax Laws. An amount aggregating to $56,064 (net of monies paid under protest $1,790 and including interest and penalty) for the periods under dispute on account of service tax arising on temporary transfer of copyright services and certain other related matters have been considered contingent. Eros has filed an appeal against the said order before the authorities. Considering the facts and nature of levies and the ad-interim protection for service tax levy for a certain period granted by the Honorable High Court of Mumbai, the Group expects that the final outcome of this matter will be favorable. There is no further update on this matters as preliminary hearing is yet to begin. Accordingly, based on the assessment made after taking appropriate legal advice, no additional liability has been recorded in Group’s consolidated financial statements.

2.	Eros has received several assessment orders and demand notices from value added tax and sales tax authorities in India. Several revised orders have been received during the year. Eros has considered an amount equal to $2,631 (net of monies paid under protest $137 and including interest and penalty) for the periods under dispute as contingent. Eros has appealed against each of the orders outstanding, and such appeals are pending before relevant tax authorities. Though, uncertainties are inherent in the final outcome of these matters, the Group believes, based on assessment made after taking legal advice, that the final outcome of the matters will be favorable. Accordingly, no additional liability has been recorded in Group’s consolidated financial statements.

3.	Eros has received several assessment orders and demand notices from Income Tax Authorities in India. The orders are on account of disallowance of certain expenditures claimed by the Company. Eros has considered an amount equal to $ 139 for the period under dispute as contingent. Eros has contested the said cases and believes that there will not be any significant liability on the Group as the misstatements were bonafide and without any wrongful intentions and do not invite penalty. However, uncertainties are inherent in the final outcome of these matters and hence, after taking appropriate legal advice, Group has considered the amount as contingent liability.

4.	On September 29, 2017, the Company filed a lawsuit against Mangrove Partners, Manuel P. Asensio, GeoInvesting, LLC, and other individuals and entities alleging the defendants and other co-conspirators disseminated material false, misleading, and defamatory information about the Company and are engaging in other misconduct that has harmed the Company. On May 31, 2018, the Company filed an amended complaint that added two new defendants and expanded the scope of the Company’s initial allegations. The amended complaint alleges that Mangrove Partners and many of its co-conspirators held substantial short positions in the Company’s stock and profited when its share price declined in response to their multi-year disinformation campaign. The Company seeks damages and injunctive relief for defamation, civil conspiracy, and tortious interference, including but not limited to interference with its customers, producers, distributors, investors, and lenders. On March 12, 2019, the Supreme Court of the State of New York entered a Decision and Order granting defendants’ motions to dismiss. On March 13, 2019, the Company filed a Notice of Appeal against the said order.

5.	Beginning on June 21, 2019, the Company was named a defendant in three substantially similar putative class action lawsuits filed in federal court in California and New Jersey by purported shareholders of the Company. The lawsuits allege that the Company and certain individual defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 by making false and/or misleading statements regarding the Company’s accounting for trade receivables. On September 27, 2019, the putative class action filed in California was transferred to the United States District Court for the District of New Jersey. On April 14, 2020, the three putative class actions were consolidated and a lead plaintiff was appointed. On July 1, 2020, the court-appointed lead plaintiff filed a consolidated complaint. The Company expects to file a motion to dismiss, which is due August 28, 2020.

From time to time, Eros is involved in legal proceedings arising in the ordinary course of its business, typically intellectual property litigation and infringement claims related to the Group’s feature films and other commercial activities, which could cause it to incur expenses or prevent it from releasing a film. While the resolution of these matters cannot be predicted with certainty, the Group does not believe, based on current knowledge or information available, that any existing legal proceedings or claims are likely to have a material and adverse effect on its financial position, results of operations or cash flows.

There were no other material ongoing litigations at March 31, 2020 and March 31, 2019.